Exhibit 10.19(b)

first AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT, dated as of September 27, 2023 (this “Amendment”), is made by and among, WRK Luxembourg S.à r.l., incorporated under the laws of Luxembourg (“WRK Luxembourg”), Multi Packaging Solutions Limited, a limited company incorporated under the laws of England and Wales (“Multi Packaging Solutions” and, together with WRK Luxembourg, the “Borrowers”), each of the Lenders signatory hereto and Coöperatieve Rabobank U.A., New York Branch, as administrative agent (the “Administrative Agent”). Except as otherwise provided herein, capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is made to the credit agreement originally dated as of July 7, 2022 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”), by and among, inter alios, WRKCo Inc., as Parent, WestRock Company, a Delaware corporation (“WestRock”), the Borrowers party thereto, the Lenders party thereto and Coöperatieve Rabobank U.A., New York Branch, as administrative agent.

WHEREAS, reference is made to the proposed business combination (the “Merger Transaction”) of the WestRock group and the Smurfit Kappa group pursuant to a transaction agreement (the “Transaction Agreement”), entered into on September 12, 2023, by and among, inter alios, Smurfit Kappa Group plc, a public limited company incorporated in Ireland and WestRock, under which WestRock has agreed, through a series of intermediate steps and transactions, to merge into a wholly-owned subsidiary of Smurfit WestRock, a public limited liability company organized under the laws of Ireland, with WestRock as the surviving entity;

WHEREAS, the Borrowers have requested an amendment to the Existing Credit Agreement in connection with the Merger Transaction to amend certain provisions of the Existing Credit Agreement as set forth herein and the Required Lenders are willing to make such amendments to the Existing Credit Agreement, in accordance with and subject to the terms and conditions set forth herein;

WHEREAS, pursuant to Section 9.2 of the Existing Credit Agreement, the parties hereto are entering into this Amendment for the purpose of effecting the amendments described herein; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.
Amendments to Credit Agreement. Each Lender who executes and delivers this Amendment agrees that subject to Section 2 below, immediately prior to the consummation of the Merger Transaction, Section 1.1 of the Credit Agreement shall be amended as follows:
(a)
The following definitions are added:

“Transaction Agreement” shall mean the transaction agreement dated September 12, 2023, by and among, inter alios, Smurfit Kappa Group plc, a public limited company incorporated in Ireland and WestRock Company, a Delaware corporation (“WestRock”).

“Merger Transaction” shall mean the merger of WestRock into a wholly-owned subsidiary of Smurfit WestRock, a public limited liability company organized under the laws of Ireland, through a series of intermediate steps and transactions, with WestRock as the surviving corporation, in accordance with the terms of the Transaction Agreement.

(b)
The definition of “Change in Control” is hereby amended by adding the following text at the end of such definition:

“Notwithstanding the foregoing, the consummation of the Merger Transaction shall not constitute a Change in Control under this Agreement.

Section 2.
Conditions Precedent. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the Required Lenders and the Administrative Agent.
Section 3.
Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders party thereto and the Administrative Agent that:
(a)
after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, and in the other Credit Documents are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, “Material Adverse Effect” or similar language in all respects) on and as of the Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date); and
(b)
no Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date.
Section 4.
No Other Amendments or Waivers.
(a)
Except as expressly provided herein (i) the Credit Agreement and the other Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (ii) the consents and agreements of the Administrative Agent and Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (iii) this Amendment shall not be deemed a waiver of any term or condition of any Credit Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Credit Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.
(b)
This Amendment shall constitute a Credit Document.

Section 5.
Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.1 of the Credit Agreement.
Section 6.
Amendments. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
Section 7.
Entire Agreement. As of the date hereof, this Amendment, the Credit Agreement and the other Credit Documents constitute the entire contract between the parties relative to the subject matter hereof and supersede any other previous agreement among the parties with respect to the subject matter hereof.
Section 8.
Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 9.
Severability. Any provisions of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile, tif and .pdf) and shall be considered an original. For purposes hereof, the words “execution,” “execute,” “executed,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 11.
Miscellaneous. Except as amended or consented to hereby, the Credit Agreement and other Credit Documents remain unmodified and in full force and effect. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

In the event of any conflict between the terms or conditions of the Credit Agreement and this Amendment, this Amendment shall prevail to the extent of such conflict. This Amendment shall constitute a Credit Document under the Credit Agreement and the other Credit Documents.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first mentioned above.

BORROWERS

MULTI PACKAGING SOLUTIONS LIMITED

By: /s/ Andrew Darrington_______

Name: Andrew Darrington

Title: Director

WRK LUXEMBOURG S.À R.L.

By: /s/ Peter Schut

Name: Peter Schut

Title: Manager A

By: /s/ C. Mettlen

Name: C. Mettlen

Title: B Manager

[Signature Page to the First Amendment Agreement]

ADMINISTRATIVE AGENT

Acknowledged, consented and agreed to by:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

By: /s/ Michael LaHaie

Name: Michael LaHaie

Title: Managing Director

By: /s/ Claire Laury

Name: Claire Laury

Title: Executive Director

[Signature Page to the First Amendment Agreement]

Consented and agreed to by:

TD Bank, N.A.

as Lender

By: /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

(Signature page to First Amendment Agreement)

Consented and agreed to by:

ING Bank N.V., Dublin Branch

as Lender

By: /s/ Cormac Langford
Name: Cormac Langford
Title: Director

If a second signature is necessary:

By: /s/ Sean Hassett
Name: Sean Hassett
Title: Director

(Signature page to First Amendment Agreement)

LENDERS

Consented and agreed to by:

SUMITOMO MITSUI BANKING CORPORATION

as Lender

By: /s/ Rosa Pritsch
Name: Rosa Pritsch
Title: Director

[Signature Page to the First Amendment Agreement]

LENDERS

Consented and agreed to by:

THE BANK OF NOVA SCOTIA

as Lender

By: /s/ Catherine Jones
Name: Catherine Jones
Title: Managing Director

[Signature Page to the First Amendment Agreement]

LENDERS

Consented and agreed to by:

BANK OF AMERICA, N.A.

as Lender

By: /s/ Erron Powers
Name: Erron Powers
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to the First Amendment Agreement]